Exhibit 10.1

AGREEMENT AND AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Agreement and Amendment No. 1 to Second Amended and Restated Credit Agreement (this “Agreement”) dated as of February 3, 2012 is among Holly Energy Partners – Operating, L.P., a Delaware limited partnership (the “Borrower”), the Guarantors (as defined below), the parties that are “Lenders” prior to the effectiveness of this Agreement under and as defined in the Credit Agreement referred to below (the “Existing Lenders”), the parties that are New Lenders (as defined below; and together with the Existing Lenders, the “Lenders” and individually, a “Lender”), Wells Fargo Bank, National Association, as administrative agent for such Lenders (in such capacity, the “Administrative Agent”) and as an Issuing Bank.

RECITALS

A. The Borrower, the Existing Lenders, and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of February 14, 2011 (as the same may be amended, modified or supplemented from time to time, the “Credit Agreement”).

B. In connection with such Credit Agreement, certain Subsidiaries of the Borrower executed and delivered that certain Second Amended and Restated Guaranty dated as of February 14, 2011 (as the same may be further amended, modified or supplemented from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined in the Guaranty) pursuant to which they each became a Guarantor.

C. The Borrower acquired limited liability company interests in Cheyenne Logistics LLC, a Delaware limited liability company (“Cheyenne”), and El Dorado Logistics LLC, a Delaware limited liability company (“El Dorado” and together with Cheyenne, the “New Subsidiaries”), pursuant to that certain LLC Interest Purchase Agreement dated as of November 9 2011 by and among Parent, Frontier Refining LLC, Frontier El Dorado Refining LLC, Limited Partner and the Borrower.

D. Cheyenne and El Dorado are parties to that certain Second Amended and Restated Guaranty Agreement Supplement No. 1 dated as of December 15, 2011 with the Administrative Agent pursuant to which they each became a Guarantor.

E. Pursuant to an Agreement and Plan of Merger dated as of December 31, 2011 between HEP Operations LLC, a Delaware limited liability company, and Borrower, HEP Operations LLC agreed to merge with and into Borrower and such merger was effected by the filing of a Certificate of Merger with the Delaware Secretary of State effective as of December 31, 2011.

F. The Borrower has requested an increase in the aggregate Commitments under, and as defined in, the Credit Agreement and an increase in the amount by which the Commitments may be increased pursuant to Section 2.14 of the Credit Agreement.

G. To effect the increase to the Commitments and subject to the terms set forth herein, certain Existing Lenders have agreed to increase their respective Commitments and certain other financial institutions have agreed to enter into the Credit Agreement as Lenders (such new lenders being referred to herein as “New Lenders”).

H. The Borrower has also requested that the Existing Lenders and the New Lenders amend the Credit Agreement to make certain other changes to the Credit Agreement.

THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Terms Defined Above. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.

Section 1.02 Terms Defined in the Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 1.03 Other Definitional Provisions. The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement. Section, subsection and Schedule references herein are to such Sections, subsections and Schedules to this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the schedules hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or schedules, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

ARTICLE II

NEW LENDER AGREEMENTS

Section 2.01 New Lender Agreements. Each New Lender:

(a) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to become a Lender under the Credit Agreement;

(b) agrees that, from and after the Effective Date (as herein defined), it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, subject to its Commitment, shall have the obligations of a Lender thereunder;

(c) represents and warrants that it is sophisticated with respect to decisions to enter into the Credit Agreement as a Lender and either it, or the person exercising discretion in making its decision to enter into the Credit Agreement, is experienced in making credit decisions as a lender in the type of transaction evidenced by the Credit Agreement;

(d) represents and warrants that it has received a copy of the Credit Agreement and such other Credit Documents it has requested, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.06 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and the Credit Agreement;

(e) represents and warrants that it has, independently and without reliance upon the Administrative Agent or any other Existing Lender or New Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement;

(f) if it is not incorporated under the laws of the United States of America or a state thereof, has delivered or shall deliver simultaneously with the execution of this Agreement, any documentation required to be delivered by it as a Lender pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender;

(g) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Existing Lender or New Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender;

(h) appoints and authorizes Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Documents as are delegated to the Administrative Agent thereby, together with such powers and discretion as are reasonably incidental thereto; and

(i) specifies as its Applicable Lending Office and (address for notices) the office(s) set forth beside its name on Schedule 1.01(b) attached hereto.

ARTICLE III

AMENDMENTS

Section 3.01 Amendment to Credit Agreement. Effective as of the Effective Date, the Credit Agreement shall hereby be amended as follow:

(a) The reference to “$275,000,000” on the cover page to the Credit Agreement is hereby deleted in its entirety.

(b) The following definitions found in Section 1.01 (Certain Defined Terms) of the Credit Agreement are hereby amended to read in their entirety as follows:

“Agreement” means this Second Amended and Restated Credit Agreement dated as of February 14, 2011 among the Borrower, the Lenders, the Issuing Banks and the Administrative Agent, as amended by Amendment No. 1 and as it may be further amended, modified, restated, renewed, extended, increased or supplemented from time-to-time.

“Change of Control” means any of the following events or conditions: (a) the General Partner is no longer the sole general partner of the Borrower, (b) the Limited Partner is no longer the sole owner of all of the membership interests in the General Partner, (c) the Limited Partner is no longer the sole limited partner of the Borrower, (d) HEP Logistics Holdings is no longer the sole general partner of the Limited Partner, (e) the Parent no longer owns, directly or indirectly, at least 80% of limited partnership interests of HEP Logistics Holdings, (f) Holly Logistic Services is no longer the sole general partner of HEP Logistics Holdings, (g) Parent no longer owns, directly or indirectly, at least 80% of the membership interests in Holly Logistics Services, (h) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) other than the Permitted Holders, shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 35% of the outstanding common stock of the Parent, or (i) the board of directors of the Parent shall cease to consist of a majority of Continuing Directors.

“Credit Documents” means, collectively, this Agreement, Amendment No. 1, the Notes, the Security Documents, the Guaranties, the Letter of Credit Documents, the Fee Letters, the Amendment No. 1 Fee Letter and each other agreement, instrument or document executed at any time in connection with the foregoing documents, as each such Credit Document may be amended, modified or supplemented from time-to-time; provided, however, that in no event shall any agreement in respect of Banking Services Obligations or any Lender Hedging Agreement constitute a Credit Document hereunder.

“Lender” means a party to this Agreement that (a) became a party hereto as a lender on the date hereof, (b) is identified as a “New Lender” (as defined in Amendment No. 1) entering into this Agreement under and as provided in Amendment No. 1, or (c) is an Eligible Assignee or an Approved Affiliate that became a party hereto pursuant to Sections 2.14, 2.15 or 9.06.

“Omnibus Agreement” means that certain Sixth Amended and Restated Omnibus Agreement dated as of November 1, 2011 by and among the Borrower, the Parent, the Limited Partner, the General Partner, Navajo Pipeline Co., L.P., Holly Logistic Services, HEP Logistics Holdings, the other Holly Entities (as defined therein) party thereto, and the other Partnership Entities (as defined therein) party thereto, as amended, modified or supplemented from time to time in accordance with Section 6.09.

“Parent” means HollyFrontier Corporation, a Delaware corporation, formerly known as Holly Corporation and successor by merger with Frontier Oil Corporation.

“Parent Credit Facility” means the Credit Agreement dated as of July 1, 2011 among the Parent, the financial institutions party thereto, and Union Bank, N.A., as administrative agent for such financial institutions, as the same may be amended, modified, restated or supplemented from time to time.

“Pipelines and Terminals Agreement” means:

(i) the Pipeline Systems Operating Agreement, dated as of February 8, 2010, by and between Navajo Refining Company, L.L.C., Lea Refining Company, Holly Refining & Marketing Company — Woods Cross LLC (successor by merger to Woods Cross Refining Company, L.L.C.), Holly Refining & Marketing — Tulsa LLC, and the Borrower, as operator;

(ii) the Amended and Restated Intermediate Pipelines Agreement, dated as of June 1, 2009, by and between the Parent, Navajo Refining Company, L.L.C., the Limited Partner, the Borrower, HEP Pipeline, L.L.C., Lovington-Artesia, L.L.C., HEP Logistics Holdings, Holly Logistic Services, and the General Partner;

(iii) the Pipelines and Tankage Agreement, dated as of February 29, 2008, by and among the Parent, Navajo Pipeline Co., L.P., Navajo Refining Company, L.L.C., Holly Refining & Marketing Company — Woods Cross LLC (successor by merger to Woods Cross Refining Company, L.L.C.), the Limited Partner, the Borrower, HEP Pipeline, L.L.C., and HEP Woods Cross, L.L.C.;

(iv) the Amended and Restated Refined Product Pipelines and Terminals Agreement, dated as of December 1, 2009, by and among Navajo Refining Company, L.L.C., Holly Refining & Marketing Company — Woods Cross LLC, the Borrower, HEP Pipeline Assets, Limited Partnership, HEP Pipeline, L.L.C., HEP Refining Assets, L.P., HEP Refining, L.L.C., HEP Mountain Home, L.L.C. and HEP Woods Cross, L.L.C.;

(v) the Amended and Restated Crude Pipelines and Tankage Agreement, dated as of December 1, 2009, by and between Navajo Refining Company, L.L.C., Holly Refining & Marketing Company — Woods Cross LLC, HollyFrontier Refining & Marketing LLC (as successor by name change to Holly Refining & Marketing Company LLC), the Borrower, HEP Pipeline, L.L.C., HEP Woods Cross, L.L.C.;

(vi) the Pipeline Throughput Agreement (Roadrunner), dated as of December 1, 2009, by and between Navajo Refining Company, L.L.C. and the Borrower;

(vii) the Gas Transportation Agreement dated as of March 1, 2009, by and between the Borrower and Navajo Refining Company, L.L.C.;

(viii) the Loading Rack Throughput Agreement (Lovington) dated effective as of March 31, 2010, by and between the Navajo Refining Company, L.L.C. and Holly Energy Storage-Lovington LLC;

(ix) the Pipelines and Terminals Agreement dated as of July 13, 2004, by and among the Parent, Navajo Refining Company, L.P., Holly Refining and Marketing Company, the Limited Partner, HEP Operating Company, L.P., as predecessor in interest to the Borrower, and the General Partner;

(x) the First Amended and Restated Pipelines, Tankage and Loading Rack Throughput Agreement (Tulsa East) dated effective as of March 31, 2010, by and between Holly Refining & Marketing – Tulsa LLC and Holly Energy Storage-Tulsa LLC;

(xi) the Tankage, Loading Rack and Crude Oil Receiving Throughput Agreement (Cheyenne), dated effective as of November 1, 2011, by and among Frontier Refining LLC and Cheyenne Logistics LLC; and

(xii) the Pipeline Delivery, Tankage and Loading Rack Throughput Agreement (El Dorado), dated effective as of November 1, 2011, by and among Frontier El Dorado Refining LLC and El Dorado Logistics LLC;

each, as amended, modified or supplemented from time to time in accordance with Section 6.09.

(c) The following new definitions are added to Section 1.01 (Certain Defined Terms) of the Credit Agreement to appear therein in alphabetical order:

“Amendment No. 1” means that certain Agreement and Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of February 3, 2012, among the Borrower, the Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, a Lender and an Issuing Bank and all of the Lenders.”

“Amendment No. 1 Effective Date” means February 3, 2012.”

“Amendment No. 1 Fee Letter” means the letter agreement, dated January 23, 2012, between the Borrower and Wells Fargo Securities, LLC.”

“Continuing Directors” means the directors of the Parent on July 1, 2011 and each other director, if, in each case, such other director’s nomination for election to the board of directors of the Parent is recommended by at least 66-2/3% of the then Continuing Directors.

“Permitted Holders” means (a) Lamar Norsworthy, David Norsworthy, Nona Barrett, Betty Regard, Margaret Simmons and Suzanne Bartolucci, (ii) the parents, spouses, children and other lineal descendants of any Person listed in clause (a) and (c) any estate or any trust established for the benefit of any one or more of the Persons described in clauses (a) and (b).

(d) Section 2.01 (Making the Advances) of the Credit Agreement is hereby amended by replacing clause (a) thereof in its entirety with the following:

(a) Advances. Each Lender having a Commitment severally agrees, on the terms and conditions set forth in this Agreement, to make Advances to the Borrower from time to time on any Business Day during the period from the date of this Agreement until the Revolver Termination Date in an aggregate outstanding amount up to but not to exceed at any time outstanding its Commitment, as such amount may be reduced pursuant to Section 2.03, 7.02, and 7.03 or increased pursuant to Section 2.14 or pursuant to Amendment No. 1; provided, however that the aggregate outstanding principal amount of all Advances plus the aggregate Letter of Credit Exposure shall not at any time exceed the aggregate Commitments.

(e) Section 2.14 (Commitment Increase) of the Credit Agreement is hereby amended by replacing the reference to “$375,000,000” found in clause (a) thereof with a reference to “$575,000,000.”

(f) Section 4.17 (Title, Etc.) of the Credit Agreement is hereby amended by deleting the last sentence in clause (h) thereof in its entirety which stated: “No portion of the Terminals is located in a special flood hazard area as designated by any Governmental Authority”

(g) Section 6.01 (Liens, Etc.) of the Credit Agreement is hereby amended by replacing clause (j) thereof in its entirety with the following:

(j) (i) existing on the Effective Date and listed on Schedule 6.01 attached hereto and (ii) any Liens in favor of the Parent (or any assignee or successor thereto that is an Affiliate of the Parent) securing certain obligations owing to the Parent (or such Affiliate assignee or successor) similar to those obligations owing under the Pipelines and Terminals Agreements so long as such Liens are subordinated to the Liens on the same assets securing the Obligations on terms not less advantageous to the Administrative Agent and the Lenders and similar to those contained in the Subordination, Non-Disturbance and Attornment Agreement executed by the Administrative Agent and the Parent as of July 8, 2005, in each case, including any renewals or extensions thereof; provided that the property covered thereby is not increased and any renewal or extension of the obligations secured or benefitted thereby is permitted by Section 6.02; and

(h) Section 8.13 (Lender Hedging Agreements) of the Credit Agreement is hereby amended by replacing the reference to “Section 9.01(j)” found therein with a reference to “Section 9.01(h).”

(i) Section 8.14 (Banking Service Obligations) of the Credit Agreement is hereby amended by replacing the reference to “Section 9.01(j)” found therein with a reference to “Section 9.01(h).”

(j) Section 9.01 (Amendments) of the Credit Agreement is hereby amended by deleting clause (h) thereof in its entirety which stated: “amend Section 2.14 or waive any of the provisions set forth therein” and designating clause (i) therein as clause (h).

(k) Schedule 1.01(a) — Commitments — which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 1.01(a) that is attached hereto.

(l) Schedule 1.01(b) — Notice Addresses and Applicable Lending Offices — which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 1.01(b) that is attached hereto.

(m) Schedule 1.01(d) — Guarantors — which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 1.01(d) that is attached hereto.

(n) Schedule 4.01 — Subsidiaries — which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 4.01 that is attached hereto.

(o) Schedule 6.01 — Existing Liens — which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 6.01 that is attached hereto.

ARTICLE IV

AGREEMENTS

Section 4.01 Commitments. Each Existing Lender and each New Lender hereby acknowledges and confirms that, as of the date hereof and after giving effect to this Agreement its respective Commitment is as set forth next to its name on Schedule 1.01(a) attached hereto.

Section 4.02 Breakage Costs. If, as a result of increase in the aggregate Commitments effected hereby, any Existing Lender incurs any losses, out-of-pocket costs or expenses as a result of any payment of Eurodollar Rate Advances prior to the last day of the Interest Period applicable thereto (whether by the Borrower or as a result of the reallocation of the outstandings of the Eurodollar Rate Advances under the Credit Agreement due to the changes in the Existing Lenders’ Pro Rata Share resulting from the non-pro rata increases in the Commitments and the joinder of New Lenders into the Credit Agreement) and such Existing Lender makes a request for compensation pursuant to Section 2.10 of the Credit Agreement, the Borrower shall, within ten (10) days of any written demand sent by such Existing Lender to the Borrower through the Administrative Agent, pay to the Administrative Agent for the account of such Existing Lender any amounts required under Section 2.10 of the Credit Agreement to compensate such Existing Lender for such losses, out-of-pocket costs or expenses which it may reasonably incur as a result of such payment or reallocation, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Existing Lender to fund or maintain such Advances.

Section 4.03 Upfront Fees. On the Effective Date, the Borrower shall pay to the Administrative Agent (a) for the account of each Existing Lender, an upfront fee equal to forty basis points (0.40%) of the amount by which such Existing Lender’s Commitments exceeds its Commitments immediately prior to the Amendment No. 1 Effective Date and (b) for each New Lender, an upfront fee equal to forty basis points (0.40%) of its Commitment. On the Effective Date, such fees shall be non-refundable and deemed to be fully earned when paid.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01 Borrower Representations and Warranties. The Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Credit Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the partnership power and authority of the Borrower and have been duly authorized by appropriate partnership action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by the Borrower in connection with the execution, delivery and performance of this Agreement by the Borrower or the validity and enforceability of this Agreement against the Borrower; and (f) the Liens under the Security Documents are valid and subsisting and secure Borrower’s obligations under the Credit Documents.

Section 5.02 Guarantors’ Representations and Warranties. Each Guarantor represents and warrants that: (a) the representations and warranties of such Guarantor contained in the Guaranty and the representations and warranties contained in the other Credit Documents to which such Guarantor is a party are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (b) no Default has occurred which is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate or other organizational power and authority of such Guarantor and have been duly authorized by appropriate action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by such Guarantor in connection with the execution, delivery or performance of this Agreement by such Guarantor or the validity and enforceability of this Agreement against such Guarantor; (f) to its knowledge, it has no defenses to the enforcement of its Guaranty (other than the indefeasible payment in full of the Obligations); and (g) the Liens under the Security Documents to which such Guarantor is a party are valid and subsisting and secure such Guarantor’s obligations under the Credit Documents.

ARTICLE VI

CONDITIONS

The Credit Agreement shall be amended as provided herein, upon the date all of the following conditions precedent have been met (the “Effective Date”):

Section 6.01 Documents. The Administrative Agent shall have received each of the following:

(a) this Agreement duly and validly executed and delivered by the Borrower, the Guarantors, the Administrative Agent, the Existing Lenders and the New Lenders;

(b) the Amendment No. 1 Fee Letter;

(c) a replacement Note for each Existing Lender which increase its Commitments pursuant to this Agreement and a new Note to each New Lender, in each case, in the amount of their respective Commitments after giving effect to this Agreement;

(d) favorable opinions of the Borrower’s and the Guarantors’ counsel dated as of the date of this Agreement in form and substance satisfactory to the Administrative Agent and covering such matters as the Administrative Agent may reasonably request;

(e) a secretary’s or a Responsible Officer’s certificate for the Borrower dated the date hereof and certifying (i) copies of the resolutions of the board of directors of the General Partner authorizing this Agreement and the increase in the aggregate Commitments effected hereby, (ii) the Borrower Partnership Agreement and the other organizational documents of the Borrower, (iii) the General Partner’s Certificate of Organization and Regulations, and (iv) the names and true signatures of the officers of the General Partner authorized to sign this Agreement, the new or replacement Notes, and the other Credit Documents to which this Borrower is a party;

(f) a secretary’s or a Responsible Officer’s certificate for each Guarantor dated the date hereof and covering the matters set forth in clause (e) above as to such Guarantor; and

(g) certificates of good standing and existence for the Borrower and each Guarantor in each state in which each such Person is organized, which certificate shall be dated a date not earlier than 30 days prior to the Effective Date.

Section 6.02 No Default. No Default shall have occurred which is continuing as of the Effective Date.

Section 6.03 Fees and Expenses. The Borrower shall have paid or reimbursed the Administrative Agent for (a) all of its reasonable out-of-pocket costs and expenses incurred in connection with this Agreement and the increase in the aggregate Commitments effected hereby, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees and disbursements of the Administrative Agent’s outside legal counsel, in each case, pursuant to all invoices of the Administrative Agent and/or such counsel presented to the Borrower for payment not less than two (2) days prior to the Effective Date, (b) all fees required to be paid under the fee letter referenced in Section 6.01(b) above, and (c) all upfront fees required to be paid under Section 4.03 above.

ARTICLE VII

MISCELLANEOUS

Section 7.01 Effect on Credit Documents; Acknowledgements.

(a) Each of the Borrower, the Guarantors, Administrative Agent, the Issuing Banks, the Existing Lenders and the New Lenders does hereby adopt, ratify, and confirm the Credit Agreement and each other Credit Document, as amended hereby, and acknowledges and agrees that the Credit Agreement and each other Credit Document, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement and the other Credit Documents are not impaired in any respect by this Agreement.

(b) From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean such Credit Agreement and such Credit Documents as amended by this Agreement.

(c) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement, subject to all applicable cure or grace periods provided for under the Credit Agreement.

Section 7.02 Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Credit Documents (other than the Guaranty or any other Credit Document to which such Guarantor is a party).

Section 7.03 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature or other electronic transmission and all such signatures shall be effective as originals.

Section 7.04 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 7.05 Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 7.06 Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by, construed and enforced in accordance with the laws of the State of Texas. Without limiting the intent of the parties set forth above, (a) Chapter 15, Subtitle 3, Title 79, of the Revised Civil Statutes of Texas, 1925, as amended (relating to revolving loans and revolving tri-party accounts), shall not apply to this Agreement or the transactions contemplated hereby and (b) to the extent that any Lender may be subject to Texas law limiting the amount of interest payable for its account, such Lender shall utilize the indicated (weekly) rate ceiling from time to time in effect as provided in Chapter 303 of the Texas Finance Code, as amended (formerly known as the indicated (weekly) rate ceiling in Article 5069-1.04 of the Revised Civil Statutes of Texas).

Section 7.07 Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[The remainder of this page has been left blank intentionally.]

EXECUTED to be effective as of the date first above written.

BORROWER: HOLLY ENERGY PARTNERS — OPERATING, L.P., a Delaware limited partnership

By:	HEP Logistics GP, L.L.C.,
a Delaware limited liability company,
its General Partner

By:	Holly Energy Partners, L.P.,
a Delaware limited partnership,
its Sole Member

By:	HEP Logistics Holdings, L.P.,
a Delaware limited partnership,
its General Partner

By:	Holly Logistic Services, L.L.C.,
a Delaware limited liability company,
its General Partner

By:	/s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

GUARANTORS:

HEP PIPELINE GP, L.L.C.,

a Delaware limited liability company

HEP REFINING GP, L.L.C.,

a Delaware limited liability company

HEP MOUNTAIN HOME, L.L.C.,

a Delaware limited liability company

HEP PIPELINE, L.L.C.,

a Delaware limited liability company

HEP REFINING, L.L.C.,

a Delaware limited liability company

HEP WOODS CROSS, L.L.C.,

a Delaware limited liability company

HEP TULSA LLC,

a Delaware limited liability company

LOVINGTON-ARTESIA, L.L.C.,

a Delaware limited liability company

HEP SLC, LLC,

a Delaware limited liability company

ROADRUNNER PIPELINE, L.L.C.,

a Delaware limited liability company

CHEYENNE LOGISTICS LLC,

a Delaware limited liability company

EL DORADO LOGISTICS LLC,

a Delaware limited liability company

Each By:	Holly Energy Partners — Operating, L.P.,
a Delaware limited partnership,
its Sole Member

By:	HEP Logistics GP, L.L.C.,
a Delaware limited liability company,
its General Partner

By:	Holly Energy Partners, L.P.,
a Delaware limited partnership,
its Sole Member

By:	HEP Logistics Holdings, L.P.,
a Delaware limited partnership,
its General Partner

By:	Holly Logistic Services, L.L.C.,
a Delaware limited liability company,
its General Partner

By:	/s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

HEP NAVAJO SOUTHERN, L.P., a Delaware limited partnership HEP PIPELINE ASSETS, LIMITED PARTNERSHIP, a Delaware limited partnership HEP FIN-TEX/TRUST-RIVER, L.P., a Texas limited partnership

Each By:	HEP Pipeline GP, L.L.C.,
a Delaware limited liability company,
its General Partner

By:	Holly Energy Partners — Operating, L.P.,
a Delaware limited partnership,
its Sole Member

By:	HEP Logistics GP, L.L.C.,
a Delaware limited liability company,
its General Partner

By:	Holly Energy Partners, L.P.,
a Delaware limited partnership,
its Sole Member

By:	HEP Logistics Holdings, L.P.,
a Delaware limited partnership,
its General Partner

By:	Holly Logistic Services, L.L.C.,
a Delaware limited liability company,
its General Partner

By:	/s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

HEP REFINING ASSETS, L.P., a Delaware limited partnership

By:	HEP Refining GP, L.L.C.,
a Delaware limited liability company,
its General Partner

By:	Holly Energy Partners — Operating, L.P.,
a Delaware limited partnership,
its Sole Member

By:	HEP Logistics GP, L.L.C.,
a Delaware limited liability company,
its General Partner

By:	Holly Energy Partners, L.P.,
a Delaware limited partnership,
its Sole Member

By:	HEP Logistics Holdings, L.P.,
a Delaware limited partnership,
its General Partner

By:	Holly Logistic Services, L.L.C.,
a Delaware limited liability company,
its General Partner

By:	/s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

HEP LOGISTICS GP, L.L.C.,
a Delaware limited liability company

By:	Holly Energy Partners, L.P.,
a Delaware limited partnership,
its Sole Member

By:	HEP Logistics Holdings, L.P.,
a Delaware limited partnership,
its General Partner

By:	Holly Logistic Services, L.L.C.,
a Delaware limited liability company,
its General Partner

By:	/s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

HOLLY ENERGY PARTNERS, L.P., a Delaware limited partnership

By:	HEP Logistics Holdings, L.P.,
a Delaware limited partnership,
its General Partner

By:	Holly Logistic Services, L.L.C.,
a Delaware limited liability company,
its General Partner

By:	/s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

HOLLY ENERGY FINANCE CORP.,
a Delaware corporation

By:	/s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

HOLLY ENERGY STORAGE-LOVINGTON LLC, a Delaware limited liability company

By:	HEP Refining, L.L.C.,
a Delaware limited liability,
its Sole Member

By:	Holly Energy Partners — Operating, L.P.,
a Delaware limited partnership,
its Sole Member

By:	HEP Logistics GP, L.L.C.,
a Delaware limited liability company,
its General Partner

By:	Holly Energy Partners, L.P.,
a Delaware limited partnership,
its Sole Member

By:	HEP Logistics Holdings, L.P.,
a Delaware limited partnership,
its General Partner

By:	Holly Logistic Services, L.L.C.,
a Delaware limited liability company,
its General Partner

By:	/s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

HOLLY ENERGY STORAGE-TULSA LLC, a Delaware limited liability company

By:	HEP Tulsa, L.L.C.,
a Delaware limited liability,
its Sole Member

By:	Holly Energy Partners — Operating, L.P.,
a Delaware limited partnership,
its Sole Member

By:	HEP Logistics GP, L.L.C.,
a Delaware limited liability company,
its General Partner

By:	Holly Energy Partners, L.P.,
a Delaware limited partnership,
its Sole Member

By:	HEP Logistics Holdings, L.P.,
a Delaware limited partnership,
its General Partner

By:	Holly Logistic Services, L.L.C.,
a Delaware limited liability company,
its General Partner

By:	/s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

ADMINISTRATIVE AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent

By:	/s/ Sarah Thomas
Sarah Thomas
Vice President

LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender and an Issuing Bank

By:	/s/ Sarah Thomas
Sarah Thomas
Vice President

UNION BANK, N.A., as a Lender

By:	/s/ Bradley Kraus
Bradley Kraus Investment Banking Officer

COMPASS BANK, as a Lender

By:	/s/ Umar Hassan
Umar Hassan Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel K. Hansen
Daniel K. Hansen Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Ronald E. McKaig
Ronald E. McKaig Managing Director

CAPITAL ONE, N.A., as a Lender

By:	/s/ David Reid
David Reid Senior Vice President

COMERICA BANK, as a Lender

By:	/s/ Robert L. Nelson
Robert L. Nelson Vice President

SUNTRUST BANK, as a Lender

By:	/s/ Carmen Malizia
Carmen Malizia Vice President

UBS LOAN FINANCE LLC as a Lender

By:	/s/ Irja R. Otsa
Irja R. Otsa Associate Director

By:	/s/ Joselin Fernandes
Joselin Fernandes
Associate Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kay Murphy
Kay Murphy Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Todd J. Mogil
Todd J. Mogil Vice President

ONEWEST BANK, FSB, as a Lender

By:	/s/ Grant Ahearn
Grant Ahearn Executive Vice President Head of Specialized Lending

CIT BANK, as a Lender

By:	/s/ Kelly Hartnett
Kelly Hartnett Authorized Signatory

SCHEDULE 1.01(a)

COMMITMENTS

Lender	Commitment

Wells Fargo Bank, N.A.	$42,500,000.00
Union Bank, N.A.	$40,000,000.00
Compass Bank	$37,500,000.00
U.S. Bank National Association	$35,000,000.00
Bank of America, N.A.	$30,000,000.00
Capital One, N.A.	$30,000,000.00
Comerica Bank	$30,000,000.00
SunTrust Bank	$30,000,000.00
UBS Loan Finance LLC	$30,000,000.00
Citibank, N.A.	$22,500,000.00
PNC Bank, National Association	$17,500,000.00
CIT Bank	$15,000,000.00
OneWest Bank, FSB	$15,000,000.00

Total	$375,000,000.00

Schedule 1.01(a)

SCHEDULE 1.01(b)

NOTICE ADDRESSES AND APPLICABLE LENDING OFFICES

Borrower:	Office:
Holly Energy Partners — Operating, L.P.	Address for Notices: 2828 N. Harwood, Suite 1300 Dallas, TX 75201 Telecopier Number: (214) 237-3051 Attention: Stephen D. Wise

Administrative Agent:	Applicable Lending Offices:
Wells Fargo Bank, National Association	Address for Notices: 1525 West WT Harris Blvd. Charlotte, NC 28262 Telecopier Number: (704) 590-2782 Telephone Number: (704) 590-2779 Attention: Erika Myers

Lenders:	Applicable Lending Offices:
Wells Fargo Bank, National Association

U.S. Domestic Lending Office:

1700 Lincoln Street, Suite 600

Denver, CO 80203

Eurodollar Lending Office:

Same as U.S. Domestic Lending Office

Address for Notices:

Same as U.S. Domestic Lending Office

Telecopier Number: (303) 863-2729

Attention: Suzanne F. Ridenhour

Union Bank, N.A.

U.S. Domestic Lending Office:

445 South Figueroa Street, 15th Floor

Los Angeles, California 90071

Eurodollar Lending Office:

Same as U.S. Domestic Lending Office

Address for Notices:

Same as U.S. Domestic Lending Office

Telecopier Number: 213-236-6823

Attention: Don Smith

Schedule 1.01(b) Page 1

Compass Bank

U.S. Domestic Lending Office:

24 Greenway Plaza, Suite 1400A

Houston, Texas 77046

Eurodollar Lending Office:

Same as U.S. Domestic Lending Office

Address for Notices:

Same as U.S. Domestic Lending Office

Telecopier Number: 713-499-8722

Attention: Greg Determann

U.S. Bank National Association

U.S. Domestic Lending Office:

950 17th Street DN-CO-T8E

Denver, CO 80202

Eurodollar Lending Office:

Same as U.S. Domestic Lending Office

Address for Notices:

555 SW Oak, PDORP7LS

Portland, OR 97208

Telecopier Number: (303) 585-4362

Attention: Daniel K. Hansen

Bank of America, N.A.

U.S. Domestic Lending Office:

901 Main St.

Dallas, TX 75202-3714

Eurodollar Lending Office:

Same as U.S. Domestic Lending Office

Address for Notices:

Same as U.S. Domestic Lending Office

Telecopier Number: (713) 247-7286

Attention: Ron McKaig

Capital One, N.A.

U.S. Domestic Lending Office:

5718 Westheimer, Suite 1430

Houston, TX 77053

Eurodollar Lending Office:

Same as U.S. Domestic Lending Office

Address for Notices:

Same as U.S. Domestic Lending Office

Telecopier Number: (504) 533-5594

Attention: Nancy Moragas

Schedule 1.01(b) Page 2

Comerica Bank

U.S. Domestic Lending Office:

1717 Main Street

Dallas, TX 75201

Eurodollar Lending Office:

Same as U.S. Domestic Lending Office

Address for Notices:

Same as U.S. Domestic Lending Office

Telecopier Number: (214)-462-4240

Attention: Robert L. Nelson

SunTrust Bank

U.S. Domestic Lending Office:

303 Peachtree Street

Atlanta, Georgia 30308

Eurodollar Lending Office:

Same as U.S. Domestic Lending Office

Address for Notices:

Same as U.S. Domestic Lending Office

Telecopier Number: (404)-827-6270

Attention: Carmen Malizia

UBS Loan Finance LLC

U.S. Domestic Lending Office:

677 Washington Blvd.

Stamford, CT 06901

Eurodollar Lending Office:

Same as U.S. Domestic Lending Office

Address for Notices:

Same as U.S. Domestic Lending Office

Telecopier Number: (203)-719-3390

Attention: Banking Products Services

PNC Bank, National Association

U.S. Domestic Lending Office:

Two Tower Center Blvd., 21st Floor

East Brunswick, NJ 08816

Eurodollar Lending Office:

Same as U.S. Domestic Lending Office

Address for Notices:

Same as U.S. Domestic Lending Office

Telecopier Number: (214)-871-2015

Attention: Andrew Bae

Schedule 1.01(b) Page 3

Citibank, N.A.

U.S. Domestic Lending Office:

1615 Brett Road, Building III

New Castle, DE 19720

Eurodollar Lending Office:

Same as U.S. Domestic Lending Office

Address for Notices:

Same as U.S. Domestic Lending Office

Telecopier Number: (212) 994-0847

Attention: GLOriginationOps

OneWest Bank, FSB

U.S. Domestic Lending Office:

888 East Walnut Street

Pasadena, CA 91101

Eurodollar Lending Office:

Same as U.S. Domestic Lending Office

Address for Notices:

Same as U.S. Domestic Lending Office

Telecopier Number: (866) 518-6540

Attention: Olga Fomina

CIT Bank

U.S. Domestic Lending Office:

11 West 42nd Street

New York, New York 10036

Eurodollar Lending Office:

Same as U.S. Domestic Lending Office

Address for Notices:

Same as U.S. Domestic Lending Office

Telecopier Number: (212) 771-6023

Attention: Michael Cerniglia

Schedule 1.01(b) Page 4

SCHEDULE 1.01(d)

GUARANTORS

Guarantor	Ownership

Holly Energy Partners, L.P.	HEP Logistics Holdings, L.P. — 2% general partner interest Parent and its Affiliates — 39.7% in common units Publicly owned — 58.3% in common units

Holly Energy Finance Corp.	Holly Energy Partners, L.P. — 100%

HEP Logistics GP, L.L.C.	Holly Energy Partners, L.P. — 100%

HEP Pipeline GP, L.L.C.	Borrower — 100%

HEP Refining GP, L.L.C.	Borrower — 100%

HEP Mountain Home, L.L.C.	Borrower — 100%

HEP Pipeline, L.L.C.	Borrower — 100%

HEP Refining, L.L.C.	Borrower — 100%

HEP Woods Cross, L.L.C.	Borrower — 100%

HEP Navajo Southern, L.P.	Borrower — 99.999% HEP Pipeline GP, L.L.C. — 0.001%

HEP Pipeline Assets, Limited Partnership	Borrower — 99.999% HEP Pipeline GP, L.L.C. — 0.001%

HEP Fin-Tex/Trust River, L.P.	Borrower — 99.999% HEP Pipeline GP, L.L.C. — 0.001%

HEP Refining Assets, L.P.	Borrower — 99.999% HEP Refining GP, L.L.C.— 0.001%

Holly Energy Storage — Lovington LLC	HEP Refining, L.L.C. — 100%

HEP Tulsa LLC	Borrower — 100%

Holly Energy Storage — Tulsa LLC	HEP Tulsa LLC — 100%

Lovington-Artesia, L.L.C.	Borrower — 100%

HEP SLC, LLC	Borrower — 100%

Schedule 1.01(d) Page 1

Guarantor	Ownership

Roadrunner Pipeline, L.L.C.	Borrower — 100%

Cheyenne Logistics LLC	Borrower — 100%

El Dorado Logistics LLC	Borrower — 100%

Schedule 1.01(d) Page 2

SCHEDULE 4.01

SUBSIDIARIES

Name of Subsidiary	Ownership	Jurisdiction of Formation

HEP Pipeline GP, L.L.C.	Borrower — 100%	Delaware

HEP Refining GP, L.L.C.	Borrower — 100%	Delaware

HEP Mountain Home, L.L.C.	Borrower — 100%	Delaware

HEP Pipeline, L.L.C.	Borrower — 100%	Delaware

HEP Refining, L.L.C.	Borrower — 100%	Delaware

HEP Woods Cross, L.L.C.	Borrower — 100%	Delaware

HEP Navajo Southern, L.P.	99.999% — Borrower 0.001% — HEP Pipeline GP, L.L.C.	Delaware

HEP Pipeline Assets, Limited Partnership	99.999% — Borrower 0.001% — HEP Pipeline GP, L.L.C.	Delaware

HEP Fin-Tex/Trust River, L.P.	99.999% — Borrower 0.001% — HEP Pipeline GP, L.L.C.	Texas

HEP Refining Assets, L.P.	99.999% — Borrower 0.001% — HEP Refining GP, L.L.C.	Delaware

Holly Energy Storage — Lovington LLC	HEP Refining, L.L.C. — 100%	Delaware

HEP Tulsa LLC	Borrower — 100%	Delaware

Holly Energy Storage — Tulsa LLC	HEP Tulsa LLC — 100%	Delaware

Lovington-Artesia, L.L.C.	Borrower — 100%	Delaware

HEP SLC, LLC	Borrower — 100%	Delaware

Roadrunner Pipeline, L.L.C.	Borrower — 100%	Delaware

Cheyenne Logistics LLC	Borrower — 100%	Delaware

El Dorado Logistics LLC	Borrower — 100%	Delaware

Schedule 4.01

SCHEDULE 6.01

EXISTING LIENS

Liens in favor of Alon USA, LP (or any assignee or successor thereto) securing certain obligations under the Pipelines and Terminals Agreement dated as of February 28, 2005 between the Limited Partner and Alon USA, L.P. (“Alon”), pursuant to the Mortgage and Deed of Trust (with Security Agreement and Financing Statement) dated as of March 1, 2005 executed by HEP FTTR for the benefit of Alon, so long as such Liens are subordinated to the Liens on the same assets securing the Obligations on terms not less advantageous to the Administrative Agent and the Lenders than those in effect on the date hereof contained in the Subordination, Non-Disturbance and Attornment Agreement executed by the Administrative Agent, the Alon Administrative Agent (as defined therein) and Alon USA, LP as of March 1, 2005.

Liens in favor of the Parent (or any assignee or successor thereto that is an Affiliate of the Parent) securing certain obligations owing to the Parent (or such Affiliate assignee or successor) and including, without limitation, obligations owing under (a) the Pipelines Agreement dated as of July 8, 2005 among the Borrower, the Parent, Navajo Refining Company, HEP Pipeline, HEP Logistics Holdings, Holly Logistics Services, and the General Partner, (b) the Pipelines and Tankage Agreement, dated as of February 29, 2008, by and among the Parent, Navajo Pipeline Co., L.P., Navajo Refining Company, L.L.C., Holly Refining & Marketing Company – Woods Cross LLC (successor by merger to Woods Cross Refining Company, L.L.C.), the Limited Partner, the Borrower, HEP Pipeline, L.L.C., and HEP Woods Cross, L.L.C., (c) the Amended and Restated Intermediate Pipelines Agreement dated as of June 1, 2009, by and among the Parent, Navajo Refining Company, L.L.C., the Limited Partner, the Borrower, HEP Pipeline, L.L.C., Lovington-Artesia, L.L.C., HEP Logistics Holdings, Holly Logistic Services and the General Partner, (d) the First Amended and Restated Pipelines, Tankage and Loading Rack Throughput Agreement (Tulsa East) dated effective as of March 31, 2010, by and between Holly Refining & Marketing – Tulsa LLC and Holly Energy Storage-Tulsa LLC, (e) the Loading Rack Throughput Agreement (Lovington) dated effective as of March 31, 2010, by and between the Navajo Refining Company, L.L.C. and Holly Energy Storage-Lovington LLC, (f) the Tankage, Loading Rack and Crude Oil Receiving Throughput Agreement (Cheyenne), dated effective as of November 1, 2011, by and among Frontier Refining LLC and Cheyenne Logistics LLC and (g) the Pipeline Delivery, Tankage and Loading Rack Throughput Agreement (El Dorado), dated effective as of November 1, 2011, by and among Frontier El Dorado Refining LLC and El Dorado Logistics LLC so long as such Liens are subordinated to the Liens on the same assets securing the Obligations on terms not less advantageous to the Administrative Agent and the Lenders than those in effect on the date hereof, including, without limitation, those contained in (i) the Subordination, Non-Disturbance and Attornment Agreement executed by the Administrative Agent and the Parent as of July 8, 2005, (ii) the Subordination, Non-Disturbance and Attornment Agreement executed by the Administrative Agent and the Parent as of February 29, 2008, (iii) the Subordination, Non-Disturbance and Attornment Agreement executed by the Administrative Agent and the Parent as of June 1, 2009, (iv) the Subordination, Non-Disturbance and Attornment Agreement (for Tulsa East) executed by the Administrative Agent and the Parent as of April 30, 2010, (v) the Subordination, Non-Disturbance and Attornment Agreement (for Lovington) executed by the Administrative Agent and the Parent as of April 30, 2010, (vi) the Subordination, Non-Disturbance and Attornment Agreement (for Cheyenne Logistics LLC) executed by the Administrative Agent and the Parent as of January 31, 2012 and (vii) the Subordination, Non-Disturbance and Attornment Agreement (for El Dorado Logistics LLC) executed by the Administrative Agent and the Parent as of January 31, 2012, in each case for the respective Pipelines and Terminal Agreement listed above.

Liens in favor of Leaf Funding, Inc. securing certain lease obligations.

Schedule 6.01